Leases - Summary of maturities of lease liabilities under capital leases (Detail) $ in Thousands	Dec. 31, 2020 USD ($)
Capital Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2021	$ 173
2022	173
2023	173
2024	130
Total lease payments	649
Less: Interest	(81)
Present value of lease liabilities	$ 568